UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 18, 2010

Conexant Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24923	25-1799439
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-483-4600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes in Executive Management:

Effective November 18, 2010, the Board of Directors of Conexant Systems, Inc. (the "Company") appointed Sailesh Chittipeddi, heretofore co-President, as President and Chief Operating Officer and increased his base salary to $400,000 per annum. The Company's press release, dated November 18, 2010, announcing the promotion of Mr. Chittipeddi and providing information about his qualifications, is attached hereto as Exhibit 99.1 and is incorporated by reference.

Also, effective on November 18, 2010, Christian Scherp, previously co-president of the Company, was appointed as Executive Vice President, Global Sales, and his target bonus amount was changed to 70%. In addition, Mr. Scherp will remain with the Company in his new position until the end of June 2011.

Management Incentive Plan ("MIP"):

On November 18, 2010, the Compensation and Management Development Committee (the "Committee") adopted the Management Incentive Plan ("MIP"), an annual cash bonus program, for the fiscal year ending September 30, 2011. All Named Executive Officers are eligible to participate in the MIP as well as well as such other employees as determined by the Chief Executive Officer. Each eligible employee, including the Named Executive Officers, is eligible to receive an annual bonus award based upon the employee’s bonus target, the employee’s performance during fiscal 2011, and the size of an incentive pool that the Committee approves for the payment of bonuses. Semiannually, the Committee, in its sole discretion, will determine the size of the incentive pool. In exercising its discretion to determine the size of the incentive pool, if any, the Committee will consider all circumstances then existing that it deems relevant, including, but not limited to, the achievement of certain fiscal 2011 core operating profit goals, market conditions, forecasts and anticipated expenses to be incurred or payable during fiscal 2011. The Committee, in its sole discretion, may increase or decrease individual awards from the target levels, based on individual performance and available incentive pool.

The above description of certain terms and conditions of MIP is qualified in its entirety by reference to the full text of the MIP Plan, a copy of which is attached to hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 2011 Management Incentive Plan

99.1 Press Release of the Registrant dated November 18, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conexant Systems, Inc.

November 19, 2010	By:	Mark Peterson

Name: Mark Peterson
Title: Senior Vice President, Chief Legal Officer and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	2011 Management Incentive Plan
99.1	Press Release of Resgistrant dated November 18, 2010